UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 12, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  001-09553               04-2949533
-----------------------------    -----------------     -----------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)        Identification Number)


                    1515 Broadway, New York, NY           10036
              ----------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

     The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Section 2--Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On May 12, 2005, Viacom Inc. ("Viacom" or the "Company") entered into a $2.5 billion 18-month revolving credit agreement (the "Facility") with a syndicate of financial institutions, including JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents. Viacom International Inc. acts as guarantor for the Facility. Viacom has the ability to designate subsidiary borrowers under the Facility for which Viacom will act as guarantor.

     The Facility contains provisions substantially identical to those in Viacom's existing revolving credit facilities. Borrowing rates under the Facility are determined at the Company's option at the time of each borrowing and are generally based on the prime rate in the United States or the London Interbank Offer Rate ("LIBOR") plus a specified margin. The Company pays a facility fee based on the total amount of the commitments under the Facility. The Facility contains covenants which, among other things, require that the Company maintain a minimum interest coverage ratio. The Facility will expire on the earlier to occur of (i) the possible division of Viacom's businesses into separate publicly-traded companies (as such event is defined in the Facility) and (ii) November 10, 2006. Borrowings under the Facility may be used for general corporate purposes, including acquisitions, commercial paper backup and repayment of existing bonds. It is expected that the Company will borrow under the Facility from time to time.

     In addition, on May 12, 2005, Viacom entered into amendments (the "Amendments") to its existing $3.0 billion five-year credit agreement, dated as of February 19, 2004, and $1.5 billion five-year credit agreement, dated as of March 7, 2001, to conform certain provisions of such agreements to provisions of the Facility.

     The foregoing descriptions of the Facility and the Amendments are qualified in their entirety by reference to the text of the respective documents, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

     Some of the financial institutions party to the Facility and the Amendments and their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for Viacom and its subsidiaries for which they have received, and will receive, customary fees and commissions.

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


Section 9--Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number   Description of Exhibit
    --------------   ----------------------
    10.1             $2.5 Billion 18-Month Credit Agreement, dated as of May 12,
                     2005, among Viacom Inc., Viacom International Inc., the
                     Subsidiary Borrowers parties thereto, the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative
                     Agent, Citibank, N.A., as Syndication Agent, and Bank of
                     America, N.A., Deutsche Bank Securities, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as
                     Co-Documentation Agents.

    10.2 Amendment No. 1 to $3.0 Billion Five-Year Credit Agreement, dated as of February 19, 2004, among Viacom Inc., Viacom International Inc., the Subsidiary Borrowers parties thereto, the Lenders named therein, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents.

    10.3 Amendment No. 4 to $1.5 Billion Five-Year Credit Agreement, dated as of March 7, 2001, among Viacom Inc., Viacom International Inc., the Subsidiary Borrowers parties thereto, the Lenders named therein, JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Administrative Agent, Salomon Smith Barney Inc., as Syndication Agent, and Bank of America, N.A. and Fleet National Bank, as Co-Documentation Agents.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIACOM INC.
                                        (Registrant)



                                        By:  /s/ Michael D. Fricklas
                                           -----------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Date:    May 18, 2005


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


                                 Exhibit Index


    Exhibit Number   Description of Exhibit
    --------------   ----------------------
    10.1             $2.5 Billion 18-Month Credit Agreement, dated as of May 12,
                     2005, among Viacom Inc., Viacom International Inc., the
                     Subsidiary Borrowers parties thereto, the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative
                     Agent, Citibank, N.A., as Syndication Agent, and Bank of
                     America, N.A., Deutsche Bank Securities, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as
                     Co-Documentation Agents.

    10.2 Amendment No. 1 to $3.0 Billion Five-Year Credit Agreement, dated as of February 19, 2004, among Viacom Inc., Viacom International Inc., the Subsidiary Borrowers parties thereto, the Lenders named therein, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent, Citibank, N.A., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as Co-Documentation Agents.

    10.3 Amendment No. 4 to $1.5 Billion Five-Year Credit Agreement, dated as of March 7, 2001, among Viacom Inc., Viacom International Inc., the Subsidiary Borrowers parties thereto, the Lenders named therein, JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as Administrative Agent, Salomon Smith Barney Inc., as Syndication Agent, and Bank of America, N.A. and Fleet National Bank, as Co-Documentation Agents.




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